I N N O V A T I N G T O D A Y E M P O W E R I N G T O M O R R O W TM Fourth Quarter 2024 Results February 6, 2025

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, the matters set forth below. Words such as "believe," “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” "goal," "could," "would," "should," "if," "may," "might," "future," "target," "trend," "seek to," "will continue," "predict," "likely," "in the event," variations of any such words or similar expressions contained herein are intended to identify such forward-looking statements. Forward-looking statements are made on the basis of management’s current views and assumptions and are not guarantees of future performance. Forward-looking statements in this presentation include but are not limited to our revenue and annual recurring revenue targets, growth prospects and anticipated industry leadership, continued growth of our IP portfolio, anticipated future demand, market and technological development including the development of 6G, the anticipated payment of dividends, and others. Although the forward-looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements concerning our business, results of operations and financial condition are inherently subject to risks and uncertainties. We caution readers that actual results and outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including: (i) unanticipated delays, difficulties or accelerations in the execution of patent license agreements on acceptable terms or at all; (ii) our ability to expand our revenue opportunities by entering into licensing arrangements with video streaming and other cloud-based service providers; (iii) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, and changes in the schedules or costs associated therewith; (iv) our ability to identify and acquire technology and patent portfolios that align with our roadmap; (v) our ability to commercialize our technologies; (vi) the failure of the markets for our current or new technologies to materialize to the extent or at the rate that we expect; (vii) our continued ability to develop new technologies and secure new patents, including the risk of unexpected delays or difficulties related to the development of our technologies; (viii) our continued leadership within standards and industry groups and our ability to ensure our inventions become standardized; (ix) risks associated with our capital allocation strategies, including risks associated with our planned dividend payments and share repurchases; (x) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act and other U.S. and non-U.S. tax laws; (xi) the timing and impact of potential regulatory, administrative and legislative matters; (xii) U.S./China trade and/or national security tensions; (xiii) changes or inaccuracies in market projections; (xiv) our ability to retain and hire key personnel; (xv) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (xvi) the potential effects that macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xvii) operational risks, including cybersecurity events, external hazards, human failures or other difficulties with our information technology systems that could disrupt our business or result in the loss of critical and confidential information and/or increased costs; (xviii) impacts from acts of terrorism, war or political or civil unrest, or any responses thereto, in the United States or elsewhere; (xix) changes in our business strategy; and (xx) risks related to any new accounting standards or our assumptions and application of relevant accounting standards, including with respect to revenue recognition. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in Part I, Item 1A, of our Form 10-K before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. You should understand that it is not possible to predict or identify all such factors. In addition, you should not place undue reliance on the forward-looking statements contained herein, which are made only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by us may differ from the non-GAAP measures used by other companies. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation.

Q4’24 Highlights 2/6/2025 3©2025 InterDigital, Inc. All Rights Reserved.

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 4 Q4 Financial Highlights  Revenue up 140% y/y to $253 million and Adj. EBITDAa up 272% y/y to $198 million, both above the top end of the outlook  Recurring revenue up 13% y/y to $117 million  Smartphone recurring revenue up 10% y/y to $95 million  CE, IoT/Auto recurring revenue up 28% y/y to $21 million  Adj. EBITDA margina of 78%, up 27 ppt y/y  Free cash flowa of $169 million  Cash balance increased to $958 million  Increased quarterly dividend by 33% to $0.60 per share on February 6, 2025 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 5 Q4 Business Highlights  Signed new license agreement with Oppo  Renewed license agreement with ZTE  Signed a binding arbitration agreement to finalize the terms of a new license with Lenovo  Won Fierce Network Innovation Award for AI  Recognized by Forbes as one of America’s 100 most successful mid-cap companies second year in a row  Eeva Hakoranta named among the 50 most influential people in IP  InterDigital engineers appointed chair of an AI/ML committee within IEEE and re-elected vice chair of key advisory group within the ITU

License Agreement With OPPO Group

- Oppo group is one of the largest smartphone manufacturers based in China
- License covers global sales of Oppo, realme and OnePlus branded mobile devices
- All pending litigations between the parties has been dismissed
- Further validates importance of our foundational innovation and strength of our IP portfolio to drive future growth
- **Top four smartphone OEMs**, including top two Chinese vendors, and **~70% of the global smartphone market** are now under license oppo ONEPLUS realme

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2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 7 Q4’24 Results a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations Revenue +140% Adj. EBITDAa +272% Non-GAAP EPSa +265% $106M $253M $0 $50 $100 $150 $200 $250 $300 Q4'23 Q4'24 $53M $198M $0 $50 $100 $150 $200 $250 $300 Q4'23 Q4'24 $1.41 $5.15 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 Q4'23 Q4'24

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 8 Q4’24 Revenue By Program $88M $231M 0 50 100 150 200 250 Q4'23 Q4'24 Recurring Catch Up $17M $22M 0 5 10 15 20 25 30 35 40 45 50 Q4'23 Q4'24 Recurring Catch Up Smartphone +162% CE, IoT/Auto +28%

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 9 Financial Results vs. Outlook Q 4 ’ 2 4 R E S U L T S Q 4 ’ 2 4 O U T L O O K * F Y 2 4 R E S U L T S F Y 2 4 O U T L O O K * Revenue $252.8M $239M - $249M $868.5M $855M - $865M Adjusted EBITDAa $198.1M $180M - $190M $551.0M $533M - $543M Diluted EPS $4.09 $3.72 - $3.98 $12.07 $11.63 - $11.90 Non-GAAP EPSa $5.15 $5.42 - $5.70 $14.97 $14.69 - $14.99 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations. * Outlook provided on October 31, 2024

FY24 Highlights 2/6/2025 10©2025 InterDigital, Inc. All Rights Reserved.

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 11 FY24 Financial Highlights  Record revenue of $869 million, up 58% y/y  Record adjusted EBITDAa of $551 million, up 60% y/y  Record non-GAAP EPSa of $14.97, up 62% y/y  Adj. EBITDA margina of 63%  CE, IoT/Auto recurring revenue of $89 million, up 49% y/y  Free cash flowa of $213 million  Cash balance of $958 million  Return of capital and repayment of debt of $236 million a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations

FY24 Business Highlights

- ✓ Signed 14 new license agreements with Oppo, Google, ZTE, Samsung TV, TPV and more
- ✓ Increased cumulative value of new contracts to more than $3.3 billion since the start of 2021
- ✓ Held an Investor Day and announced annual recurring revenue target of $1 billion by 2030
- ✓ Ranked among the world's top IP portfolios in 5G, WiFi and video codecs by LexisNexis
- ✓ Named one of the world's 100 most innovative companies for the third year in a row by LexisNexis
- ✓ Multiple InterDigital engineers elected to leadership positions for standards development organizations

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2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 13 FY24 Results a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations Revenue +58% Adj. EBITDAa +60% Non-GAAP EPSa +62% $550M $869M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 FY23 FY24 $345M $551M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 FY23 FY24 $9.23 $14.97 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 FY23 FY24

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 14 FY24 Revenue By Program $467M $598M 0 100 200 300 400 500 600 FY23 FY24 Recurring Catch Up $81M $269M 0 100 200 300 400 500 600 FY23 FY24 Recurring Catch Up Smartphone +28% CE, IoT/Auto +232%

FY25 Guidance 2/6/2025 15©2025 InterDigital, Inc. All Rights Reserved.

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 16 FY25 Guidance As of February 6, 2025 Q 1 ’ 2 5 O U T L O O K F Y 2 5 O U T L O O K Revenue $112M - $116M $660M - $760M Adjusted EBITDAa $53M - $60M $400M - $495M Diluted EPS $0.58 - $0.79 $6.79 - $9.67 Non-GAAP EPSa $1.19 - $1.42 $9.69 - $12.92 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations. The table above presents guidance of the Company's current outlook for first quarter and full year 2025. The outlook for first quarter 2025 covers existing licenses and does not include any new agreements or arbitration results we may sign or receive over the balance of the first quarter. The outlook for full year 2025 includes both existing licenses and the expected contributions from both new agreements and arbitration results over the balance of the year.

Upcoming Investor Events 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 17 March 17 Roth Conference Dana Point, CA March 19-20 Sidoti Conference Virtual

Background on Interdigital 2/6/2025 18©2025 InterDigital, Inc. All Rights Reserved. As of February 6, 2025

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 19 Premier Team Essential Technology Development Company Introduction Long-term Growth Strategy Accelerating Business Momentum 01 0304 0205 InterDigital Innovating Today, Empowering Tomorrow

InterDigital Pioneering Wireless, Video and AI Research

HIGHLIGHTS

World-class team Led by seasoned industry veterans

Driving foundational research in wireless, video & AI since 1972

Industry-leading patents Evergreen patent portfolio of 33,000+ assets

Long-term customers Subscription-like revenue, $3.3B in new contracts in the last four years

Enabling ecosystem Over two billion devices and $5.7T economic value annually

2024 Financial Results

$869M	$14.97	63%	~$1B
Revenue	Non-GAAP EPS[a]	Adj. EBITDA Margin[a]	Cash
↑ 58% Y/Y	↑ 62% Y/Y		

TOP CUSTOMERS: Apple, SAMSUNG, Lenovo, oppo

[a] Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix

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World-Class Leadership Team Robert S. Stien Chief Communications & Public Policy Officer Ken Kaskoun Chief Growth Officer Joshua Schmidt Chief Legal Officer Michael Cortino Chief Information Officer Skip Maloney Chief People Officer Rich Brezski CFO Eeva Hakoranta Chief Licensing Officer 2/6/2025 21 Liren Chen CEO Rajesh Pankaj CTO Decades of industry experience. Strong track record. Drive deep collaboration and superb execution ©2025 InterDigital, Inc. All Rights Reserved.

Business Model: A Virtuous Cycle of Innovation We are a foundational R&D company. We share our innovation through the standards process and monetize our technology through IP licensing. 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 22 $ RESEARCH & INNOVATION PATENT PORTFOLIO LICENSING PRODUCT IMPLEMENTERS STANDARD DEVELOPMENT TECHNOLOGY SHARING

We Focus on Foundational Technologies

We solve the most complex problems in the system.
The technology we created is broadly applicable to many industries



WIRELESS

Cellular wireless - 4G/5G/6G

WiFi and wireless local area networks



VIDEO

Video compression, transport and enhancement

Immersive media compression, transport and enhancement


AI

AI

Using AI for wireless and video

Video coding for use by AI

Our research and patents in these areas underpin our business

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InterDigital Tech Underpins Surging Mobile Traffic 2/6/2025 24 2017 2022 2027 50 100 150 200 250 3000 10.8 EB 90.4 EB 282.8 EB Video Drives Surge in Mobile Data Traffic Estimated global media traffic by application category (in exabytes per month)* * One exabyte equals one million terabytes. Source: Ericsson Mobility Report Video Other ©2025 InterDigital, Inc. All Rights Reserved.

Our Innovations Help Drive Video Codec Evolution



MARVEL STUDIOS
DEADPOOL
&WOLVERINE
Uncompressed: 11,600GB
Compressed
AVC: ~24 GB(1)
VP9: ~15 GB
HEVC: ~14 GB(1)
AV1: ~11 GB
VVC: ~9 GB(2)

4K Movie
130-Minute Run Time

[1] http://www.iam-media.com/litigation/what-will-tv-cost-you-putting-price-hevc-licences
[2] Approximated based on the result from 3GPP document https://www.3gpp.org/ftp/Specs/archive/26_series/26.955/26955-h00.zip
Source: Counterpoint, WINXDVD

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The Power of the Global Standards System



CONSUMERS

A global system of standards helps ensure interoperability



IMPLEMENTERS

Standards like 5G lower barriers to entry for new entrants into a market like smartphones and benefit from economies of scale



OPERATORS AND SERVICE PROVIDERS

Standards increase system capacity and lower the total cost of ownership

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InterDigital Drives Standard Development



UNITING PRINCIPLES

Strong belief in global standards

Focus on technology merits and neutral on product implementation decisions



STRONG LEADERSHIP

Participate in 100+ standard development organizations (SDO)

Hold more than 100 leadership positions in these SDOs



BROAD COLLABORATIONS

Collaborate with many industry partners and leading universities

Our technologies benefit the whole eco-system: billions of devices and many cloud-based services each year

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We Have Many Standard Development Leadership Positions

Cellular & WiFi Standards

3GPP | ETSI | atis / NEXT G ALLIANCE | IEEE | IETF



RAN2
Chair

SA6
Chair

ETSI Board Member
ISAC ISG Chair

RIS ISG
Chair

PDL
Vice Chair

SAI
Vice Chair

Steering Group
Co-Chair

SA Board of Governors Policy & Procedures
C/SAB Chair

AIML Standing Committee
Chair

Internet WG
Vice Chair

Video Standards

ITU MPEG JVT | MPEG | DVB | ITU



NNVC
Co-Chair & SW Chair

Beyond VVC
Co-Chair of Two AHG

Beyond VVC
Co-Chair of Two AHG

AI AHG
Co-Chair
AI-PCC Chair

Haptic AHG
Chair

Steering Board Member

TSAG
Vice Chair

Sphere of Influence Growing: More than 100 Leadership Positions in Wireless & Video Standards

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2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 29 Recognized Global Innovation Leader For the third year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses. Innovation Momentum 2024: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.” 2 0 2 2 : 2 0 2 3 : 2 0 2 4 :

~19,000 Assets >33,000 Assets Innovation Engine Fuels Evergreen IP Portfolio Our patent portfolio grew > 70% between 2017 & 2024 with the addition of video & DTV related technologies and continuing growth of wireless assets 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 30 2 0 1 7 : 2 0 2 4 : Portfolio is evergreen, growing by ~6 new patents each day Cellular WiFi Video DTVBroadcast & Home Network Implementation

Average Competitive Impact InterDigital Ranks Among the Highest in Patent Quality for 5G, Video Codec, and WiFi Patents 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 31 Video Codec Patent Holders 5G Patent Holders Source: LexisNexis PatentSight Jan 2025, top 10 Patent Asset Index owners 5G = 5G 3GPP ETSI declared, Video Codec = HEVC, VVC, AVC LexisNexis classification, WiFi = WiFi 6, WiFi 7, WiFi 8 LexisNexis classification WiFi Patent Holders 0 5 10 15 InterDigital Company # 2 Company # 3 Company # 4 Company # 5 Company # 6 Company # 7 Company # 8 Company # 9 Company # 10 0 2 4 6 8 Company # 1 Company # 2 Company # 3 Company # 4 InterDigital Company # 6 Company # 7 Company # 8 Company # 9 Company # 10 0 2 4 6 8 InterDigital Company # 2 Company # 3 Company # 4 Company # 5 Company # 6 Company # 7 Company # 8 Company # 9 Company # 10

Accelerating Business Momentum 2/6/2025 32©2025 InterDigital, Inc. All Rights Reserved.

Licensing Success Over 40 licenses worth > $3.3B closed since the start of 2021 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 33 2021 2024 #1 Chinese Smartphone vendor 2022 2023 Top-10 TV vendor Largest license in company history Major CE/IoT License 80% of 4G connected car market under license HEVC license #1 TV vendorLicensee since 1995* Top-10 TV vendor #2 Chinese smartphone vendor Arbitration agreement *Currently in binding arbitration to set royalty

$155M $208M $255M $345M $551M 43% 49% 56% 63% 63% 0% 10% 20% 30% 40% 50% 60% 70% $0M $100M $200M $300M $400M $500M $600M $359M $425M $458M $550M $869M $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2020 2021 2022 2023 2024 Strong Revenue Growth, Margins and Return of Capital 2/6/2025 34 2020 2021 2022 2023 2024 Non-GAAP EPSa > 6.5X growth - - - - - -Adj EBITDA Margina Revenue 25% CAGR $2.27 $3.73 $5.08 $9.23 $14.97 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2020 2021 2022 2023 2024 Adjusted EBITDA > 3.5X growth a a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix $0M $500M $1,000M $1,500M $2,000M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Dividends Repurchases Return of Capital Nearly $1.9B cumulative since 2011 ©2025 InterDigital, Inc. All Rights Reserved. 34

Long-term Growth Strategy 2/6/2025 35©2025 InterDigital, Inc. All Rights Reserved.

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 36 Our Technologies Benefit the Economy and the World Source: GSMA The Mobile Economy 2024 5.6 billion people globally subscribed to a mobile service, including 4.7 billion who used the mobile internet Mobile technologies and services generate $5.7 trillion economic value, 5.4% of global GDP Enables 35 million jobs across the wider mobile ecosystem 5G is projected to add nearly $1 trillion to the global economy in 2030

We Address Three Attractive Markets

Market	2025E TAM	'25 – '28E CAGR	Significant Customers	Key Market Dynamic
SMARTPHONES	~1.3B Units (~$470B)	~3%	<10	Increasing concentration of **top OEMs**
CE, IoT/AUTO	~1.6B Units (~$400B)[1]	~6%	~100	**High shipment growth** with fragmentation across segments
CONTENT & CLOUD SERVICES	~$430B	~8%	<20	**High growth** with increasing focus on profitability

Sources: Counterpoint Research, OMDIA
[1] Includes only value for Consumer Electronics and IoT Devices

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Clear Pathway to Growth

$1B+ ARR Target | 2030



2024
2030
$317M
~$500M
(by 2027)
$89M
~$200M
$0
~$300M+

SMARTPHONE
Increase penetration
Enhance valuation during renewals

CE, IOT/AUTO
Increase penetration
Expand market coverage

STREAMING & CLOUD SERVICES
Grow video services licensing program

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Strong Runway for Continued Smartphone Growth

SMARTPHONES GLOBAL MARKET **1.3B global device shipments 2025**


Long Tail
~5%
~25%
~70%
TRANSSION
vivo
HONOR
HUAWEI
SAMSUNG
xiaomi
oppo
Lenovo
Google
Panasonic
BLU
SHARP
SONY
ZEBRA
KYOCERA

- Large global market, projected to grow with 3% CAGR 2025-28
- Revenue growth from licensing remaining top OEMs
- Driving higher value from key accounts during renewal

Licensed[1]

Primary Opportunity

Long Tail

1. Samsung and Lenovo in binding arbitration

Source: Counterpoint Research

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Good Momentum in CE - Large Opportunity Remains Licensing coverage for PCs and Tablets based on HEVC - e.g. Amazon licensed for WLAN Licensing coverage for TVs based on our DTV patents – e.g. LG licensed for HEVC and VVC Deals with major OEMs such as Apple, Samsung, Lenovo, Sony, LG Licensed % global device shipments P C s : 2 9 8 M 2 0 2 5 Proof of our robust video coding portfolio, including HEVC patents that have driven successful outcomes with enforcement Approx. 40% licensing coverage across these sectors, aiming to grow T A B L E T S : 1 2 1 M 2 0 2 5 T V s : 2 1 4 M 2 0 2 5 % global device shipments % current focus area1 shipments 36% 53% 11% 51% 72%11% 17% 30% 62% 9% Primary Opportunity Long Tail 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 40 1 Current focus area for Madison Program is North America, Europe, Japan and Korea. Source: Omdia

Strong Growth Opportunity in Automotive and IoT

PASSENGER VEHICLE SHIPMENTS (M)



5G
4G
CAGR ~10%
~80
~60
5G auto market driving value growth
~85% of 4G auto market licensed
2025E
2028E

CELLULAR IOT SHIPMENTS (M)



Active Licensing Program
CAGR ~15%
Others
Healthcare
Enterprise
Industrial
PoS
Smart Meters
Asset Tracking
~250
~350
2025E
2028E

Sources: Counterpoint Research, Omdia

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2/6/2025 42 SVoD and AVoD Are Our Focus Verticals Source: OMDIA 2025 TAM 2028 TAM TAM CAGR $270 B $160 B $190 B $180 B $170 B $18 B $21 B $5 B $6 B +13% +10% +5% +5% -1% SVoD AVoD GLOBAL PAY-TV VIDEO CONFERENCING CLOUD GAMING ©2025 InterDigital, Inc. All Rights Reserved. $360 B

Capital Allocation Priorities

Maintain **fortress balance sheet**

Financial strength is a strategic asset

Organic investment in business

Reinvest ~50% of recurring revenue into research and IP portfolio

Inorganic investment

Opportunistic and strategic

Return **Excess cash** to shareholders

$1.3B+ in share repurchases since '11

Dividend increase of 33% announced Feb '25

Strong cash flow maintains balance sheet strength, funds organic investment in research, and enables significant share reduction

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Target Financial Model for 2030 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 44 60%+ Powerful Operating Leverage drives Adjusted EBITDA Margina Target $1B+ Annual Recurring Revenue 14%+ Annual Growth Target High Margin Drives Strong Cash Flow $600M+ Adjusted EBITDAa Target Well positioned to drive value going forward a Non-GAAP financial measure. Refer to appendix. Calculated based on an assumed 60% Adjusted EBITDA margin.

2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 45 Key Takeaways World-class leadership and functional teams across the board Accelerating momentum for R&I, standard development, patent portfolio creation and licensing driven by continuing investment and strong execution We have a clear strategy, a world-class team and the operational discipline to drive the growth of ARR to $1B+ target by 2030 Our technologies are critical to devices and services of multiple industries, giving us large addressable markets

Appendix 2/6/2025 46©2025 InterDigital, Inc. All Rights Reserved.

Non-GAAP Financial Measures 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 47 Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non- controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average dilutive shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non-GAAP EPS is defined as Non-GAAP net income divided by Non-GAAP weighted average number of common shares outstanding–diluted, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below. Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company’s ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company’s cash balance for the period. InterDigital defines free cash flow as net cash from operating activities less purchases of property and equipment and capitalized patent costs. InterDigital’s computation of free cash flow might not be comparable to free cash flow reported by other companies. The presentation of free cash flow, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of free cash flow to net cash from operating activities, the most directly comparable GAAP financial measure, is provided below.

Non-GAAP Reconciliation 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 48 (In millions) 2020 2021 2022 2023 2024 Q4'24 Q4'23 Q4'24 Full Year 2024 Q1'25 Full Year 2025 Net income attributable to InterDigital, Inc. 45$ 55$ 94$ 214$ 359$ 133$ 39$ $118 - $126 $343 - $351 $19 - $26 $224 - $319 Net loss attributable to non-controlling interest (7) (13) (2) (3) - - - - - - - Income tax (provision) benefit (7) 15 26 24 71 20 (6) 24 - 26 75 - 77 5 56 Other income (expense) & interest expense 24 14 33 (13) 10 9 (8) 1 2 - (2) Depreciation and amortization 81 78 79 78 70 18 19 18 70 18 78 Share-based compensation 10 29 22 36 46 18 9 19 47 11 44 Other operating items 9 30 3 10 (4) - - - (4) - - Adjusted EBITDA 155$ 208$ 255$ 345$ 551$ 198$ 53$ $180 - $190 $533 - $543 $53 - $60 $400 - $495 Adjusted EBITDA Margin 43% 49% 56% 63% 63% 78% 51% 76% 63% 50% 63% Other Operating Items Restructuring - 28 3 - - - - - - - - Other non-cash charges 9 - - 3 - - - - - - - Non-Recurring Personnel-Related - 2 - - - - - - - - - Net Litigation Fee Reimbursement - - - 8 (4) - - - (4) - - Total Other Operating Items 9$ 30$ 3$ 10$ (4)$ -$ -$ -$ (4)$ -$ -$ NOTE: Sums may not equal total due to rounding Three Months EndedFull Year Outlook

Non-GAAP Reconciliation

(In millions, except per share data)	Full Year 2020	Full Year 2021	Full Year 2022	Full Year 2023	Full Year 2024	Three Months Ended Q4'24	Three Months Ended Q4'23	Outlook Q4'24	Outlook Full Year 2024	Outlook Q1'25	Outlook Full Year 2025
Net income attributable to InterDigital, Inc.	$ 45	$ 55	$ 94	$ 214	$ 359	$ 133	$ 39	$118 - $126	$343 - $351	$19 - $26	$224 - $319
Share-based compensation	10	29	22	36	46	18	9	19	47	11	44
Acquisition related amortization	44	42	42	41	33	8	10	33	33	9	35
Other operating items	9	30	3	10	(4)	-	-	-	(4)	-	-
Other non-operating items	(4)	(11)	13	(14)	(2)	-	(5)	(2)	(2)	-	-
Related income tax and noncontrolling interest effect of above items	(12)	(26)	(17)	(17)	(15)	(5)	(3)	(11)	(16)	(4)	(17)
Adjustments to income taxes	(21)	(2)	(2)	(16)	(7)	(3)	(13)	(2)	(2)	-	-
Non-GAAP net income	$ 70	$ 117	$ 155	$ 254	$ 409	$ 151	$ 37	$155 - $163	$399 - $407	$35 - $42	$286 - $381
Weighted average dilutive shares - GAAP	31.1	31.3	30.5	28.1	29.7	32.6	27.6	31.6	29.5	33.0	33.0
Less: Dilutive impact of the Convertible Notes	-	-	-	0.5	2.4	3.3	1.2	3.0	2.3	3.5	3.5
Weighted average dilutive shares - Non-GAAP	31.1	31.3	30.5	27.6	27.3	29.2	26.5	28.6	27.2	29.5	29.5
Diluted EPS	$ 1.44	$ 1.77	$ 3.07	$ 7.62	$ 12.07	$ 4.09	$ 1.41	$3.72 - 3.98	$11.63 - 11.90	$0.58 - 0.79	$6.79 - 9.67
Non-GAAP EPS	$ 2.27	$ 3.73	$ 5.08	$ 9.23	$ 14.97	$ 5.15	$ 1.41	$5.42 - 5.70	$14.69 - 14.99	$1.19 - 1.42	$9.69 - 12.92
Other Operating Items											
Restructuring	-	28	3	-	-	-	-	-	-	-	-
Other non-cash charges	9	-	-	3	-	-	-	-	-	-	-
Non-recurring personnel-related	-	2	-	-	-	-	-	-	-	-	-
Net litigation fee reimbursement	-	-	-	8	(4)	-	-	-	(4)	-	-
Total Other Operating Items	$ 9	$ 30	$ 3	$ 10	$ (4)	$ -	$ -	$ -	$ (4)	$ -	$ -
Other Non-operating Items											
Fair value changes	(4)	(9)	2	(10)	(2)	-	(5)	(1)	(1)	-	-
Loss on extinguishment of debt	-	-	11	-	-	-	-	-	-	-	-
Other non-cash charges	-	(2)	-	(4)	-	-	-	(1)	(1)	-	-
Total Other Non-operating Items	$ (4)	$ (11)	$ 13	$ (14)	$ (2)	$ -	$ (5)	$ (2)	$ (2)	$ -	$ -

NOTE: Sums may not equal total due to rounding

interdigital
©2025 InterDigital, Inc. All Rights Reserved.
2/6/2025 49

Non-GAAP Reconciliation 2/6/2025©2025 InterDigital, Inc. All Rights Reserved. 50 Cash Flow Data: Q4 Full Year Net cash provided by operating activities 192$ 272$ Purchases of property and equipment (4) (6) Capitalized patent costs (19) (53) Free cash flow $ 169 $ 213 NOTE: Sums may not equal total due to rounding 2024